EXHIBIT 31.2

CERTIFICATION PURSUANT TO EXCHANGE ACT
RULE 13a-14(a)/15d-14(a), AS ADOPTED PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Thomas J. Paulson, certify that:

1. I have reviewed this Amendment No. 1 to Form 10-K of NovaBay Pharmaceuticals, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: August 4, 2009

/s/ Thomas J. Paulson
Thomas J. Paulson
Chief Financial Officer and Treasurer
(principal financial and accounting officer)